                                                                   EXHIBIT 10.22

                              QUALCOMM INCORPORATED

                 1996 NON-QUALIFIED EMPLOYEE STOCK PURCHASE PLAN

               Adopted by the Board of Directors February 5, 1996
                (Note: Stockholder Approval Not Required by Law)

              As amended by the Board of Directors on June 26, 1998
As amended by the Compensation Committee of the Board of Directors on May 16,
2001

      1.    PURPOSE.

            (a) The purpose of the QUALCOMM Incorporated 1996 Non-Qualified Employee Stock Purchase Plan (the "NQ Plan") is to provide a means by which selected employees of QUALCOMM International, an Affiliate of QUALCOMM Incorporated, a Delaware corporation (the "Company"), and other Affiliates of the Company, as defined in subparagraph 1(b), or the Company, as designated as provided in subparagraph 2(b), may be given an opportunity to purchase stock of the Company.

            (b) The word "Affiliate" as used in the NQ Plan means any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Internal Revenue Code of 1986, as amended (the "Code").

            (c) The Company, by means of the NQ Plan, seeks to retain the services of key employees of designated Affiliates or the Company, to secure and retain the services of new key employees of such Affiliates or the Company, and to provide incentives for such persons to exert maximum efforts for the success of the Company.

            (d) The Company intends that the rights to purchase stock of the Company granted under the NQ Plan not be considered options issued under an "employee stock purchase plan" as that term is defined in Section 423(b) of the Code.

      2.    ADMINISTRATION.

            (a) The NQ Plan shall be administered by the Board of Directors (the "Board") of the Company unless and until the Board delegates administration to a Committee, as provided in subparagraph 2(c). Whether or not the Board has delegated administration, the Board shall have the final power to determine all questions of policy and expediency that may arise in the administration of the NQ Plan.

            (b) The Board shall have the power, subject to, and within the limitations of, the express provisions of the NQ Plan:

                  (i) To determine when and how rights to purchase stock of the Company shall be granted and the provisions of each offering of such rights (which need not be identical).

                  (ii) To designate from time to time which Affiliates of the Company shall be eligible to participate in the NQ Plan and whether the Company is eligible to participate under the NQ Plan.

                  (iii) To determine which employees of a designated Affiliate or the Company, if designated, shall be eligible to participate in the NQ Plan.

                  (iv) To construe and interpret the NQ Plan and rights granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the NQ Plan, in a manner and to the extent it shall deem necessary or expedient to make the NQ Plan fully effective.

                  (v)   To amend the NQ Plan as provided in paragraph 13.

                  (vi) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company.

            (c) The Board may delegate administration of the NQ Plan to a Committee composed of not fewer than two (2) members of the Board (the "Committee"). If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the NQ Plan, the powers theretofore possessed by the Board, subject, however, to such resolutions, not inconsistent with the provisions of the NQ Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the NQ Plan.

      3.    SHARES SUBJECT TO THE NQ PLAN.

            (a) Subject to the provisions of paragraph 12 relating to adjustments upon changes in stock, the stock that may be sold pursuant to rights granted under the NQ Plan shall not exceed in the aggregate twenty five thousand (25,000) shares of the Company's $0.0001 par value common stock (the "Common Stock"). If any right granted under the NQ Plan shall for any reason terminate without having been exercised, the Common Stock not purchased under such right shall again become available for issuance under the NQ Plan.

            (b) The stock subject to the NQ Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

      4.    GRANT OF RIGHTS; OFFERING.

            The Board or the Committee may from time to time grant or provide for the grant of rights to purchase Common Stock of the Company under the NQ Plan to eligible employees (an "Offering") on a date or dates (the "Offering Date(s)") selected by the Board or the Committee. Each Offering shall be in such form and shall contain such terms and conditions as the Board or the Committee shall deem appropriate. If an employee has more than one right outstanding under the NQ Plan, unless he or she otherwise indicates in agreements or notices delivered hereunder: (1) each agreement or notice delivered by that employee will be deemed to apply to all of his or her rights under the NQ Plan, and (2) a right with a lower exercise price (or an earlier-granted right, if two rights have identical exercise prices), will be exercised to the fullest possible extent before a right with a higher exercise price (or a later-granted right, if two rights have identical exercise prices) will be exercised. The provisions of separate Offerings need not be identical, but each Offering shall include (through incorporation of the provisions of this NQ Plan by reference in the Offering or otherwise) the substance of the provisions contained in paragraphs 5 through 8, inclusive.

      5.    ELIGIBILITY.

            (a) Rights may be granted only to employees of an Affiliate of the Company or the Company designated by the Board or the Committee as provided in subparagraph 2(b). Employees of a designated Affiliate or the Company are eligible to participate in the NQ Plan only if they are selected to participate by the Board or Committee, which selection shall be in the sole discretion of the Board or Committee. Notwithstanding the foregoing, no employee of a designated Affiliate or the Company shall be eligible to participate in the NQ Plan if he or she is an officer or director of the Company subject to the requirements of Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") with respect to the Company's securities.

            (b) The Board or the Committee may provide that a person who, during the course of an Offering, is an eligible employee of a designated Affiliate or the Company will receive a right under that Offering during the course of that Offering, which right shall thereafter be deemed to be a part of that Offering. Such right shall have the same characteristics as any rights originally granted under that Offering unless the Board or Committee specifies that such right shall have different characteristics.

      6.    RIGHTS; PURCHASE PRICE.

            (a) On each Offering Date, each eligible employee, pursuant to an Offering made under the NQ Plan, shall be granted the right to purchase up to the number of shares of Common Stock of the Company purchasable with a percentage designated by the Board or the Committee not exceeding fifteen percent (15%) of such employee's Earnings (as defined in Section 7(a)) during the period which begins on the Offering Date (or such later date as the Board or the Committee determines with respect to some or all participants in a particular Offering for that Offering) and ends on the date stated in the Offering, which date shall be no more than twenty-seven (27) months after the Offering Date. In connection with each Offering made under this NQ Plan, the Board or the Committee may specify a maximum number of shares which may be purchased by any employee and may also specify a maximum aggregate number of shares which may be purchased by all eligible employees pursuant to such Offering. In addition, in connection with each Offering which contains more than one date on which shares of the Company's stock is purchased (an "Exercise Date"), the Board or the Committee may specify a maximum aggregate number of shares which may be purchased by all eligible employees on any given Exercise Date under the Offering. If the aggregate purchase of shares upon exercise of rights granted under the Offering would exceed any such maximum aggregate number, the Board or the Committee shall make a pro rata allocation of the shares available in as nearly a uniform manner as shall be practicable and as it shall deem to be equitable.

            (b) The purchase price of stock acquired pursuant to rights granted under the NQ Plan shall be not less than the lesser of:

                  (i) an amount equal to eighty-five percent (85%) of the fair market value of the stock on the Offering Date; or

                  (ii) an amount equal to eighty-five percent (85%) of the fair market value of the stock on the Exercise Date.

            (c) For purposes of this NQ Plan, "fair market value" means, as of any date, the value of the common stock of the Company determined as follows:

                  (i) if the common stock is listed on any established stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("Nasdaq") System, the fair market value of a share of common stock shall be the closing price at which the common stock was sold on such exchange or national market system on the last market trading day prior to the date as of which the determination is to be made, as reported in the Wall Street Journal or such other sources as the Board deems reliable;

                  (ii) if the common stock is quoted on the Nasdaq System (but not on the National Market System thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, the fair market value of a share of common stock shall be closing price for the common stock on the last market trading day prior to the date as of which the determination is to be made, as reported in the Wall Street Journal or such other sources as the Board deems reliable;

                  (iii) in the absence of an established market for the common stock, the fair market value shall be determined in good faith by the Board.

            (d) For purposes of this NQ Plan, if the date as of which the "fair market value" is to be determined is not a market trading day, then solely for the purpose of determining "fair market value" such date shall be:

                  (i) in the case of the Offering Date, the first market trading day following the Offering Date;

                  (ii) in the case of the Exercise Date, the last market trading day prior to the Exercise Date.

      7.    PARTICIPATION; WITHDRAWAL; TERMINATION.

            (a) An eligible employee may become a participant in an Offering by delivering a participation agreement to the Company within the time specified in the Offering, in such form as the Company provides. Each such agreement shall authorize payroll deductions of up to the maximum percentage specified by the Board or the Committee of such employee's Earnings during the Offering. Unless otherwise provided by the Board or Committee in the terms of an Offering, "Earnings" is defined as the total compensation paid to an employee, including all salary, wages (including amounts elected to be deferred by the employee, that would otherwise have been paid, under any cash or deferred arrangement established by the Company), overtime pay, and other remuneration paid directly to the employee, but excluding commissions, bonuses, profit sharing, the cost of employee benefits paid for by the Company, education or tuition reimbursements, imputed income arising under any Company group insurance or benefit program, traveling expenses, business and moving expense reimbursements, income received in connection with stock options, contributions made by the Company under any employee benefit plan, and similar items of compensation. The payroll deductions made for each participant shall be credited to an account for such participant under the NQ Plan and to the extent permitted by applicable law, shall be deposited with the general funds of the Company. A participant may reduce (including to zero), increase or begin such payroll deductions after the beginning of any Offering unless restricted by the Board under the terms of such Offering. A participant may make additional payments into his or her account only if specifically provided for in the Offering and only if the participant has not had the maximum amount withheld during the Offering.

            (b) At any time during an Offering a participant may terminate his or her payroll deductions under the NQ Plan and withdraw from the Offering by delivering to the Company a notice of withdrawal in such form as the Company provides. Such withdrawal may be elected at any time prior to the end of the Offering except as provided by the Board or the Committee in the Offering. Upon such withdrawal from the Offering by a participant, the Company shall distribute to such participant all of his or her accumulated payroll deductions (reduced to the extent, if any, such deductions have been used to acquire stock for the participant) under the Offering (and except as otherwise provided in paragraph 11, without interest), and such participant's interest in that Offering shall be automatically terminated. A participant's withdrawal from an Offering will have no effect upon such participant's eligibility to participate in any other Offerings under the NQ Plan but such participant will be required to deliver a new participation agreement in order to participate in subsequent Offerings under the NQ Plan.

            (c) Except as otherwise provided in paragraph 7(d), rights granted pursuant to any Offering under the NQ Plan shall terminate immediately upon cessation of any participating employee's employment with the Company and its Affiliates, for any reason or upon becoming ineligible to participate in the NQ Plan pursuant to the last sentence of subparagraph 5(a) of the NQ Plan, and the Company shall distribute to such terminated or ineligible employee all of his or her accumulated payroll deductions (reduced to the extent, if any, such deductions have been used to acquire stock for the employee), under the Offering (and except as otherwise provided in paragraph 11, without interest).

            (d) Upon a participating employee's cessation of employment with the Company and its Affiliates as a result of a transaction in which the voting stock of an entity owned by the Company and or any Affiliate is distributed to the stockholders of the Company (a "Spinoff Transaction") which occurs prior to December 31, 2001 then, (a) if such Spinoff Transaction occurs on or prior to September 30, 2001, the corporation whose voting stock is distributed in connection with the Spinoff Transaction may substitute for the participating employee's purchase right a right to purchase shares of such corporation's stock and the participating employee's accumulated payroll deductions under the NQ Plan shall be credited to the participating employee's account under the non-qualified employee stock purchase plan of the corporation spunoff from the Company as a result of the Spinoff Transaction; or (b) if such Spinoff Transaction occurs on or after October 1, 2001, the participating employee's participation in the NQ Plan shall continue, unless such participating employee elects to withdraw from the NQ Plan as provided in paragraph 7(b), for an additional three (3) months; provided however, this paragraph 7(d) shall not apply in the event of the participating employee's death or to any participating employee on a leave of absence.

            (e) Rights granted under the NQ Plan shall not be transferable, and shall be exercisable only by the person to whom such rights are granted.

      8.    EXERCISE.

            (a) On each Exercise Date, each participant's accumulated payroll deductions and other additional payments specifically provided for in the Offering (without any increase for interest) will be applied to the purchase of whole shares of stock of the Company, up to the maximum number of shares permitted pursuant to the terms of the NQ Plan and the applicable Offering, at the purchase price specified in the Offering. No fractional shares shall be issued upon the exercise of rights granted under the NQ Plan. The amount, if any, of accumulated payroll deductions remaining in each participant's account after the purchase of shares shall be refunded in full to the Participant after the Exercise Date.

            (b) No rights granted under the NQ Plan may be exercised to any extent unless the NQ Plan (including rights granted thereunder) is covered by an effective registration statement pursuant to the Securities Act of 1933, as amended (the "Securities Act"). If on an Exercise Date of any Offering hereunder the NQ Plan is not so registered, no rights granted under the NQ Plan or any Offering shall be exercised on said Exercise Date and the Exercise Date shall be delayed until the NQ Plan is subject to such an effective registration statement, except that the Exercise Date shall not be delayed more than three
(3) months. If on the Exercise Date of any Offering hereunder, as delayed to the maximum extent permissible, the NQ Plan is not registered, no rights granted under the NQ Plan or any Offering shall be exercised and all payroll deductions accumulated during the purchase period (reduced to the extent, if any, such deductions have been used to acquire stock) shall be distributed to the participants, without interest (if permitted by local law).

      9.    COVENANTS OF THE COMPANY.

            (a) During the terms of the rights granted under the NQ Plan, the Company shall keep available at all times the number of shares of stock required to satisfy such rights.

            (b) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the NQ Plan such authority as may be required to issue and sell shares of stock upon exercise of the rights granted under the NQ Plan. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the NQ Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such rights unless and until such authority is obtained.

      10.   USE OF PROCEEDS FROM STOCK.

            Proceeds from the sale of stock pursuant to rights granted under the NQ Plan shall constitute general funds of the Company (to the extent permitted by applicable law).

      11.   INTEREST.

            No interest will accrue on the payroll deductions from a Participant under this NQ Plan, except as otherwise required by applicable law. If such interest is required, all accrued interest will be refunded to the Participant and will not be used to purchase additional shares on the Exercise Date, and such accrued interest shall be refunded to the Participant following such Exercise Date (or, if applicable, the Participant's withdrawal from the NQ Plan or termination of employment or eligibility).

      12.   RIGHTS AS A STOCKHOLDER.

            A participant shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to rights granted under the NQ Plan unless and until certificates representing such shares shall have been issued.

      13.   ADJUSTMENTS UPON CHANGES IN STOCK.

            (a) If any change is made in the stock subject to the NQ Plan, or subject to any rights granted under the NQ Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the NQ Plan and outstanding rights will be appropriately adjusted in the class(es) and maximum number of shares subject to the NQ Plan and the class(es) and number of shares and price per share of stock subject to outstanding rights. Such adjustments shall be made by the Board or Committee, the determination of which shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a "transaction not involving the receipt of consideration by the Company.")

            (b) In the event of: (1) a dissolution, or liquidation or sale of all or substantially all of the assets of the Company; (2) a merger or consolidation in which the Company is not the surviving corporation; (3) a reverse merger in which the Company is the surviving corporation but the shares of the Company's Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or (4) any other capital reorganization, transaction or series of related transactions in which the beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than fifty percent (50%) of the shares of the Company entitled to vote changes, then, as determined by the Board in its sole discretion (i) any surviving or acquiring corporation may assume outstanding rights or substitute similar rights for those under the NQ Plan, (ii) such rights may continue in full force and effect, or (iii) participants' accumulated payroll deductions may be used to purchase Common Stock immediately prior to the transaction described above and the participants' rights under the ongoing Offering terminated.

      14.   AMENDMENT OF THE NQ PLAN.

            The Board or Committee at any time, and from time to time, may amend the NQ Plan. However, rights and obligations under any rights granted before amendment of the NQ Plan shall not be impaired by any amendment of the NQ Plan, except with the consent of the person to whom such rights were granted or except as necessary to comply with any laws or governmental regulation.

      15.   TERMINATION OR SUSPENSION OF THE NQ PLAN.

            (a) The Board may suspend or terminate the NQ Plan at any time. No rights may be granted under the NQ Plan while the NQ Plan is suspended or after it is terminated.

            (b) Rights and obligations under any rights granted while the NQ Plan is in effect shall not be impaired by suspension or termination of the NQ Plan, except with the consent of the person to whom such rights were granted or except as necessary to comply with any laws or governmental regulation.

      16.   EFFECTIVE DATE OF NQ PLAN.

            The NQ Plan shall become effective as of January 1, 1996.